UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2003

(Date of earliest event reported)

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 000-26335

KANSAS

48-1017164

(State or other jurisdiction of incorporation or organization)

(I.R.S. Employer Identification No.)

8 West Peoria, Suite 200, Paola, Kansas,	66071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (913) 294-9667

Item 5:  Other events

Attached is the press release for the annual and fourth quarter results.

(c)          Exhibits

99.1                           Press release dated February 6, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.

Date: February 6, 2003	By: /s/ Michael L. Gibson
Michael L. Gibson
President of Investments Chief Financial Officer